EXECUTION VERSION

Stock PURCHASE AND REGISTRATION RIGHTS AGREEMENT

THIS STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 16, 2014, by and among GlassesOff Inc., a Nevada corporation with headquarters located at 5 Jabotinski St. POB 12, Ramat Gan, Israel 5252006 (the “Company”), and each investor identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

A.           The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the common stock, $0.001 par value, of the Company (the “Common Stock”), set forth across from such Investor’s name on the Schedule of Investors (which aggregate amount for all Investors together shall collectively be referred to herein as the “Common Shares”).

C.           During the forty-five (45) day period commencing immediately after the Closing, the Company may elect in its sole discretion to offer and sell additional shares of Common Stock in one or more closings on substantially identical terms (including, without limitation, purchase price) to those contained in this Agreement (each, an “Additional Closing”); provided, that the aggregate number of shares of Common Stock so offered and sold shall not exceed 8,000,000, inclusive of the Common Shares (for an aggregate purchase price of up to $10,000,000).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors, intending to be legally bound hereby, agree as follows:

Article I
DEFINITIONS

1.1          Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Additional Closing” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Preamble.

“Allowable Grace Period” has the meaning set forth in Section 4.7(c)(xv).

“BHCA” has the meaning set forth in Section 3.1(jj).

“Blue Sky Filing” has the meaning set forth in Section 6.1(a).

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 4.1(b).

“Buy-In Price” has the meaning set forth in Section 4.1(b).

“Claims” has the meaning set forth in Section 6.1(a).

“Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.

“Closing Date” means the second (2nd) Trading Day after the date on which this Agreement has been executed and delivered by all parties hereto, unless on such date the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall not have been satisfied or waived in writing, in which case the Closing Date shall be on the second (2nd) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall have been satisfied or waived.

“Common Shares” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Greenberg Traurig, P.A.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Current Public Information Failure” has the meaning Set forth in Section 4.7(b).

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effectiveness Deadline” has the meaning set forth in Section 4.7(a).

“Effectiveness Failure” has the meaning set forth in Section 4.7(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Federal Reserve” has the meaning set forth in Section 3.1(jj).

“Filing Deadline” has the meaning set forth in Section 4.7(a).

“Filing Failure” has the meaning set forth in Section 4.7(b).

“FINRA” has the meaning set forth in Section 3.2(c).

“GAAP” United States generally accepted accounting principles applied on a consistent basis during the periods involved.

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“Grace Period” has the meaning set forth in Section 4.7(c)(xv).

“Indebtedness” means, with respect to any Person, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, and (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by such Person, even though such Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

“Indemnified Damages” has the meaning set forth in Section 6.1(a).

“Indemnified Party” has the meaning set forth in Section 6.1(b).

“Indemnified Person” has the meaning set forth in Section 6.1(a).

“Investor” has the meaning set forth in the Preamble.

“Legend Removal Date” has the meaning set forth in Section 4.1(b).

“Lien” means any lien, charge, claim, security interest, pledge encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Maintenance Failure” has the meaning set forth in Section 4.7(b).

“Material Adverse Effect” means any condition, circumstance, or situation that may result in, or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any of the Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform its obligations hereunder or under any of the Transaction Documents in any material respect on a timely basis; provided, however, that with respect to the immediately preceding clause (ii), none of the following shall be deemed in themselves to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States, the State of Israel or any other geographic region in which the Company and its subsidiaries conduct business (except, in each case, to the extent that the Company or such subsidiary is disproportionately adversely affected relative to other participants in the industries in which the Company or such subsidiary participate), (b) general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, (c) conditions (or changes therein) in any industry or industries in which the Company operates (including seasonal fluctuations) to the extent that such conditions do not disproportionately have a greater adverse impact on the Company and its subsidiaries, taken as a whole, relative to other companies operating in such industry or industries, (d) the announcement or pendency of this Agreement and the transactions contemplated hereby or (e) changes in applicable law or GAAP (or, in each case, any interpretations thereof).

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“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(10) of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(s).

“Money Laundering Laws” has the meaning set forth in Section 3.1(kk).

“OFAC” has the meaning set forth in Section 3.1(hh).

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Registrable Securities” means (i) the Common Shares and (ii) any shares of capital stock issued or issuable with respect to the Common Shares as a result of any stock split, dividend, distribution, recapitalization or similar transaction; provided, that the Registrable Securities shall cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (ii) such Registrable Securities may be sold without restrictions or other limitations pursuant to Rule 144 (or any successor provision) under the Securities Act (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1).

“Registration Delay Payments” has the meaning set forth in Section 4.7(b).

“Registration Period” has the meaning set forth in Section 4.7(c)(i).

“Registration Statement” has the meaning set forth in Section 4.7(a).

“Regulation D” has the meaning set forth in the Recitals.

“Representatives” has the meaning set forth in Section 7.14.

“Required Approvals” has the meaning set forth in Section 3.1(p).

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“Schedule of Investors” means the list of Investors attached hereto as Annex A.

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“SEC” has the meaning set forth in the Recitals.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities Act” has the meaning set forth in the Recitals.

“Shares” means shares of Common Stock.

“Short Sales” means and includes, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

“Subsidiary” means the following subsidiaries of the Company: (i) Ucansi Inc., a Delaware corporation, and (ii) EYEKON E.R.D. LTD., an Israeli company.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTCBB), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTCBB), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTCBB, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTCBB on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(i).

“Transaction Documents” means this Agreement, including the schedules, annexes and exhibits attached hereto, and the Transfer Agent Instructions and each of the other agreements or instruments entered into or executed by the parties hereto in connection with the transactions contemplated by this Agreement.

“Transfer Agent” means VStock Transfer, LLC, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means the transfer agent instructions, substantially in the form of Exhibit B, executed by the Company and delivered to the Transfer Agent.

“Violations” has the meaning set forth in Section 6.1(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on the OTCBB and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investors and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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Article II
PURCHASE AND SALE

2.1           Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares set forth across from such Investor’s name on the Schedule of Investors, at a purchase price equal to $1.25 per Common Share. The date and time of the Closing shall be 10:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of the Company Counsel, or at such other location as the parties determine. Closing may take place by delivery of the items to be delivered at Closing by facsimile or other electronic transmission.

2.2           Closing Deliveries.

(a)          At the Closing, the Company shall deliver or cause to be delivered to each Investor a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver one or more stock certificates, inclusive of such restrictive and other legends as set forth in Section 4.1(b) hereof, evidencing such number of Common Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor.

(b)          At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

(i)          the purchase price set forth across from such Investor’s name on the Schedule of Investors in U.S. dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose;

(ii)         a completed and executed Investor Signature Page to this Agreement;

(iii)        a completed Stock Certificate Questionnaire in the form attached hereto as Exhibit A-1; and

(iv)        a completed and executed copy of the Investor Certificate attached hereto as Exhibit A-2.

Article III
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

(a)          Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien (other than restrictions on transfer arising under applicable securities laws), and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. The Company does not own an equity or other ownership interest in any Person other than the Subsidiaries.

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(b)          Organization and Qualification. The Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted seeking to revoke, limit or curtail such power or authority or qualification.

(c)          Authorization; Enforcement. The Company has the requisite corporate power authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)          No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Common Shares and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement (including any Material Contract), credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not have or reasonably be expected to result in a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such violation would not have or reasonably be expected to result in a Material Adverse Effect.

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(e)          The Common Shares. The Common Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than restrictions on transfer arising under applicable securities laws) and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).

(f)          Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company and of each Subsidiary (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company or any Subsidiary, as applicable) is set forth in Schedule 3.1(f) hereto. All outstanding shares of capital stock of the Company and of each Subsidiary are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company or such Subsidiary.

(g)          SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (the “SEC Reports” and , collectively with this Agreement and the schedules hereto, the “Disclosure Materials”). As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports.

(h)          Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim, or Proceeding pending, or, to the Company’s knowledge, threatened, before or by any court, public board, government agency, self-regulatory organization or body that adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or that would, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect.

(i)          Compliance. Except as would not, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect, (i)  neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement (including any Material Contract) or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) neither the Company nor any Subsidiary is in violation of any order of any court, arbitrator or governmental body, or (iii)  neither the Company nor any Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority.

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(j)          Title to Assets. Neither the Company nor any Subsidiary owns real property. The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or are reasonably likely to result in a Material Adverse Effect or which do not materially affect the value and do not materially interfere with the use of such property by the Company. Any real property and facilities held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in compliance.

(k)          Intellectual Property. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except for matters described in the SEC Documents, or matters which would not be reasonably likely to have a Material Adverse Effect, the Company and its Subsidiaries do not have any knowledge of any violation or infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or Proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other violation or infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)          Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company and each Subsidiary is engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(m)          Internal Accounting Controls. The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n)          Sarbanes-Oxley Act; Disclosure Controls. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and Rule 15d-15(e) under the Exchange Act).

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(o)          Indebtedness. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) has any outstanding Indebtedness, (ii) is in violation of any term of and is not in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect and (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the reasonable judgment of the Company’s officers, would have or is expected to result in a Material Adverse Effect.

(p)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Common Shares), other than (i) filings required by applicable state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, (iii) the filing of any requisite notices and/or application(s) to any Trading Market for the issuance and sale of the Common Shares and the listing of the Common Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby and (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(q)          Material Changes; Undisclosed Events, Liabilities or Developments.  Since September 30, 2013, except as specifically disclosed in an SEC Report filed subsequent to such date and prior to the date hereof: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the transactions contemplated by the Transaction Documents, including the issuance of the Common Shares, no event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company on a Current Report on Form 8-K at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(r)          Labor Relations.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement with the Company, or any restrictive covenant in favor of any third party.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(s)          Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(t)          Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company; and (iii) other employee benefits, including, without limitation, award agreements under any incentive compensation plan of the Company.

(u)          Certain Fees.  Other than as set forth on Schedule 3.1(u) and except with respect to compensation payable to any of the Company’s officers, directors and employees, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(u) that may be due in connection with the transactions contemplated by the Transaction Documents.

(v)         Private Placement.  Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2 and their compliance with their agreements contained in this Agreement, no registration under the Securities Act is required for the offer and sale of the Common Shares by the Company to the Investors pursuant to the terms of this Agreement. The issuance and sale of the Common Shares hereunder does not contravene the rules and regulations of the Trading Market, which, for the avoidance of doubt, is the OTCBB.

(w)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Common Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)          Registration Rights.  Other than (i) as disclosed in the SEC Reports, (ii) as set forth in this Agreement and (iii) with respect to any Person who acquires Common Stock at one or more Additional Closings, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

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(y)          Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company since June 26, 2013 taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)          No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in in Section 3.2 and their compliance with their agreements contained in this Agreement, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Common Shares to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(aa)         Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Common Shares hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature and (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

(bb)         Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc)         No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Common Shares by any form of general solicitation or general advertising.  The Company has offered, and may offer, the Common Shares for sale only to the Investors and other “accredited investors” within the meaning of Rule 501 under the Securities Act.

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(dd)         Foreign Corrupt Practices.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

(ee)         Accountants.  The Company’s accounting firm is named in the SEC Reports.  To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) will express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(ff)         No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

(gg)         Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Common Shares.

(hh)         Office of Foreign Assets Control.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ii)         U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(jj)         Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk)         Money Laundering.  The operations of the Company and its Subsidiaries are and, to the knowledge of the Company, have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.2           Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

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(a)          Organization; Authority. Such Investor, if such Investor is not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Common Shares hereunder and the consummation of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement and the Transaction Documents to which such Investor is a party or has or will execute have been duly executed and delivered by such Investor and constitute the valid and binding obligations of such Investor, enforceable against it in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          No Public Sale or Distribution. Such Investor is acquiring the Common Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Common Shares to or through any person or entity.

(c)          Investor Status. Such Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company in such Investor’s Selling Stockholder Questionnaire, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the FINRA or an entity engaged in the business of being a broker dealer.

(d)          General Solicitation. Such Investor is not purchasing the Common Shares as a result of any advertisement, article, notice or other communication regarding the Common Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement. Neither such Investor, nor any Person acting on behalf of such Investor, has offered or sold, and does not presently intend to offer and sell at any future time, any Common Stock by any form of general solicitation or general advertising.

(e)          Experience of Such Investor; Risk of Loss. Such Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of its investment in the Common Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment. Such Investor has the ability to bear the economic risks of its prospective investment in the Common Shares and can afford the complete loss of such investment.

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(f)          Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company and the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information (other than material non-public information) about the Company and each Subsidiary and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g)          No Governmental Review. Such Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(h)          No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby or perform its obligations hereunder.

(i)          Prohibited Transactions; Confidentiality. Such Investor has not, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with such Investor has, engaged in any purchases or sales in any of the Company’s securities, including derivatives thereof, including, without limitation, any Short Sales involving any of the Company’s securities (a “Transaction”), since the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company prior to the time the transactions contemplated by this Agreement are publicly disclosed.

(j)          No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Common Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Common Shares.

(k)          Reliance on Exemptions. Such Investor understands that the Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein and in the other Transaction Documents in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Common Shares.

(l)          Residency. Such Investor is a resident of that jurisdiction specified below its address on the Schedule of Investors.

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(m)          Transfer or Resale. Such Investor understands that: (i) the Common Shares have not been and are not being registered under the Securities Act, any U.S. state securities laws or the laws of any foreign country or other jurisdiction, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) such Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Common Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of the Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Common Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as set forth in Section 4.7, neither the Company nor any other Person is under any obligation to register the Common Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(n)          Legends. Such Investor understands that the certificates representing the Common Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Such Investor understands that the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Common Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Common Shares (x) are registered for resale pursuant to an effective registration statement under the Securities Act and (y) are resold pursuant to such registration statement or (ii) in connection with a sale, assignment or other transfer pursuant to Rule 144, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer may be made in compliance with Rule 144.

(o)          Subsequent Closings. Such Investor acknowledges that during the forty-five (45) day period commencing immediately after the Closing, the Company may elect in its sole discretion to offer and sell additional shares of Common Stock in one or more Additional Closings; provided, that the aggregate number of shares of Common Stock so offered and sold will not exceed 8,000,000, inclusive of the Common Shares (for an aggregate purchase price of up to $10,000,000).

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Article IV
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)          The Investors covenant that the Common Shares will be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with applicable state securities laws. In connection with any transfer of Common Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Common Shares by an Investor to an Affiliate of such Investor, provided that such transfer does not involve a “sale” within the meaning of Section 2(a)(3) of the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Common Shares.

(b)          The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Common Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Common Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Common Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith; provided, that an opinion of legal counsel to the Company may be required by the Company’s transfer agent in connection with any such transfer. Further, no notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Common Shares may reasonably request in connection with a pledge or transfer of the Common Shares, including, (i) the opinion of legal counsel to the Company, if required by the transfer agent, as described above and (ii) if the Common Shares are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders.

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Certificates evidencing the Common Shares shall not be required to contain such legend or any other legend (i) following any sale of such Common Shares pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Common Shares can be sold under Rule 144 or (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company will no later than three (3) Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (x) a legended certificate representing the applicable Common Shares and any necessary instruments of transfer and (y) evidence reasonably satisfactory to the Company and its counsel of the occurrence of any of (i) through (iii) above (including any applicable investor and broker representation letters and the delivery of any legal opinion referred to therein, as applicable), deliver or cause to be delivered to such Investor (or a transferee of such Investor, as applicable) a certificate or book-entry (including shares transferred via DWAC or similar methodology by DTC) representing such Common Shares that is free from all restrictive and other legends (the date on which (x) and (y) are delivered being referred to herein as the “Legend Removal Date”). The Company may not make any notation on its records or give instructions to the Transfer Agent that expand the restrictions on transfer set forth in this Section 4.1(b).

If the Company shall fail for any reason or for no reason to issue to an Investor within three (3) Trading Days after the Legend Removal Date a certificate or book-entry (including shares transferred via DWAC or similar methodology by DTC) that is free from all restrictive and other legends, and if on or after such Trading Day such Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Investor of such Common Shares that such Investor anticipated receiving without legend from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the written request of such Investor and in such Investor’s discretion, either (i) pay cash to such Investor in an amount equal to such Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such unlegended Common Shares shall terminate, or (ii) promptly honor its obligation to deliver to such Investor such unrestricted Common Shares as provided above and pay cash to such Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares, multiplied by (B) the closing price of the Common Stock on the applicable Trading Market on the Legend Removal Date. If an Investor effects a Buy-In in accordance with this Section 4.1(b), and the Company thereafter pays to such Investor, within the applicable three (3) Business Day period, the amount specified in the immediately preceding clauses (i) or (ii) (as elected by such Investor’s), then such payment shall be such Investor’s sole and exclusive remedy for the Company’s failure to issue to an Investor within three (3) Trading Days after the Legend Removal Date a certificate or book-entry (including shares transferred via DWAC or similar methodology by DTC) that is free from all restrictive and other legends.

4.2           Use of Proceeds. The Company intends to use the net proceeds from the sale of the Common Shares to fund research and development, future potential acquisitions, working capital and general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business. The Company shall not use such proceeds:  (a) for the satisfaction of any portion of the Company’s Indebtedness that is outstanding on the date of this Agreement other than payment of capital lease obligations and trade payables in the ordinary course of the Company’s business and prior practices, (b) for settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

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4.3           Securities Laws Disclosure; Publicity.  The Company shall file a Current Report on Form 8-K with the SEC within the time required by the Exchange Act, disclosing this Agreement and the transactions contemplated hereby as required by the Exchange Act and the rules and regulations promulgated thereunder. From and after the filing of such Current Report on Form 8-K, the Company represents to the Investors that it shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. Without the prior written consent of an Investor, which consent shall not be unreasonably withheld, conditioned or delayed, the Company shall not publicly disclose the name of such Investor, or include the name of such Investor in any filing with the SEC or any regulatory agency or Trading Market; provided, however, that without such Investor’s consent, the Company may publicly disclose the name of such Investor, or include the name of such Investor in any filing with the SEC or any regulatory agency or Trading Market (a) as required by federal securities law in connection with any registration statement contemplated by this Agreement or (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (b).

4.4           Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Investor is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Common Shares under the Transaction Documents.

4.5           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6           Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Common Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Common Shares for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Common Shares required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date and shall provide copies to any Investor who so requests.

4.7           Resale Registration.

(a)          Mandatory Registration. The Company shall prepare and, as soon as reasonably practicable, but in no event later than the 60th day following the Closing Date (the “Filing Deadline”), file with the SEC, a registration statement on Form S-1 or such other form under the Securities Act as is then available to the Company (including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Registration Statement”), providing for the resale from time to time by the Investors of any and all Registrable Securities. Notwithstanding anything to the contrary contained herein, the Filing Deadline shall be automatically extended by a number of days necessary to address any comments to the Registration Statement by any Investor’s counsel, which comments have required that the Company not file the Registration Statement as set forth in clause (B) of Section 4.7(c)(iii). The Registration Statement shall contain (except as otherwise directed by the Investors) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Annex B. The Company agrees to use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable following such filing, but in no event later than the earlier of (x) the 150th day following the Closing Date or (y) the fifth day following the date on which the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be reviewed or will not be subject to further review (such date, the “Effectiveness Deadline”). The Company shall promptly, and in any event within three (3) Trading Days, notify the Investors of the effectiveness of the Registration Statement. The Company shall maintain the effectiveness of the Registration Statement for so long as there are any Registrable Securities outstanding, with respect to such Registrable Securities.

(b)          Effect of Failure to File and Obtain and Maintain Effectiveness of the Registration Statement. If (i) the Registration Statement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) (it being understood that if on or prior to the fifth Business Day immediately following the effective date for the Registration Statement the Company shall not have filed a “final” prospectus for the Registration Statement with the SEC under Rule 424(b) (whether or not such a prospectus is technically required by such rule), the Company shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period, on any day after the effective date of the Registration Statement sales of all of the Registrable Securities cannot be made pursuant to the Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, a suspension or delisting of the shares of Common Stock on the applicable Trading Market, or a failure to register a sufficient number of shares of Common Stock or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or (iii) other than during an Allowable Grace Period, if the Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (a “Current Public Information Failure”) as a result of which any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as full relief (other than equity remedies) for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available in equity), the Company shall pay to each holder of Registrable Securities an amount in cash equal to one-half of one percent (0.5%) of the purchase price paid by such Investor for the Common Shares purchased by such Investor pursuant to this Agreement on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every forty-five (45) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro-rated for periods totaling less than forty-five (45) days). The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 4.7(b) are referred to herein as “Registration Delay Payments.” Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any forty-five (45) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure (pro-rated for the number of days elapsed between the date on which the most recent Registration Delay Payment was required to have been paid in accordance with this Section 4.7(b) and the date of cure). In the event the Company fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payments shall be owed to an Investor (other than with respect to a Maintenance Failure resulting from a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the applicable Trading Market) with respect to any period during which all of such Investor’s Registrable Securities may be sold by such Investor without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1)). For the avoidance of doubt, no more than one Registration Delay Payment shall be payable by the Company at any given time, notwithstanding that more than one failure giving rise to a Registration Delay Payment shall have occurred and is continuing (e.g., an Effectiveness Failure and a Current Public Information Failure continuing simultaneously); provided, that, Registration Delay Payments shall continue in accordance with this Section 4.7(b) until all failures giving rise to such payments are cured.

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(c)          Related Obligations. The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(i)          The Company shall promptly prepare and file with the SEC the Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep the Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investors on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times for so long as there remain outstanding any Registrable Securities (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, the Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities. The Company shall submit to the SEC, within five (5) days after the Staff of the SEC advises the Company (orally or in writing, whichever is earlier) that the Staff either will not review the Registration Statement or has no further comments on the Registration Statement (as the case may be), a request for acceleration of effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

(ii)         Subject to Section 4.7(c)(xv), the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act; provided, however, by 5:30 p.m. (New York time) on or prior to the fifth Business Day immediately following the effective date of the Registration Statement, the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to the Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 4.7(c)(ii)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on or prior to the third (3rd) Trading Day following the date on which the Exchange Act report is filed with the SEC which created the requirement for the Company to amend or supplement the Registration Statement.

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(iii)        The Company shall (A) permit legal counsel for each Investor to review and comment upon (i) the Registration Statement at least five (5) days prior to its filing with the SEC and (ii) all amendments and supplements to the Registration Statement (including, without limitation, the prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file the Registration Statement or amendment or supplement thereto in a form to which any legal counsel for any Investor reasonably objects. The Company shall not file any amendment or supplement to the Registration Statement (except for amendments and supplements in respect of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) or to any prospectus contained therein without the prior consent of legal counsel to each Investor, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall reasonably cooperate with legal counsel for each other Investor in performing the Company’s obligations pursuant to this Section 4.7(c)(iii).

(iv)        The Company shall promptly furnish to each Investor, without charge, (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries, (ii) upon request, after the same is prepared and filed with the SEC, a reasonable number of copies of the Registration Statement and any amendment(s) and supplement(s) thereto, including, if so requested, the financial statements and schedules filed therewith, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (iii) upon request, upon the effectiveness of the Registration Statement, two (2) copies of the prospectus included in the Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request from time to time), and (iv) such other documents, including, without limitation, copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(v)         The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of jurisdictions in the United States as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.7(c)(v), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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(vi)        The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 4.7(c)(xv), promptly prepare a supplement or amendment to the Registration Statement and such prospectus contained therein to correct such untrue statement or omission and, upon request by any Investor, deliver two (2) copies of such supplement or amendment to such Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, when the Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that the Registration Statement or any post-effective amendment will be reviewed by the SEC. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto. If the Company receives SEC comments which challenge the right of an Investor to have its Registrable Securities included in the Registration Statement without being deemed an underwriter thereunder, the Company shall, in discussions with and responses to the SEC, use its reasonable best efforts and time to cause as many Registrable Securities as possible to be included in the Registration Statement without characterizing any Investor as an underwriter and in such regard use its reasonable best efforts to cause the SEC to permit the affected Investors or their respective counsel to reasonably participate in SEC conversations on such issue together with Company Counsel, and timely convey relevant information concerning such issue with the affected Investors or their respective counsel. In no event may the Company name any Investor as an underwriter without such Investor’s prior written consent; provided, however, that if, after the Company complies with its covenants contained in this Section 4.7(c)(vi), the SEC requires that such Investor be named an underwriter and such Investor refuses to promptly deliver its written consent to be so named, then the Company may exclude such Investor and such Investor’s Registrable Securities from the Registration Statement, and such Investor’s shares of Common Stock acquired under this Agreement shall be deemed to no longer be Registrable Securities, irrespective of the definition of “Registrable Securities” contained in this Agreement.

(vii)       The Company shall (i) use reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable and (ii) notify each Investor who holds Registrable Securities of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

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(viii)      The Company shall hold in confidence and not make any disclosure of confidential information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement or is otherwise required to be disclosed in the Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(ix)         Without limiting any obligation of the Company under this Agreement, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities on the applicable Trading Market. In addition, the Company shall cooperate with each Investor and any broker or dealer through which any such Investor proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Investor and at such Investor’s expense. Other than with respect to the immediately preceding sentence, the Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.7(c)(ix).

(x)          The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (subject to applicable securities laws, not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request.

(xi)         The Company shall use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(xii)        The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(xiii)       The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with the Registration Statement.

(xiv)      Within two (2) Business Days after the date on which the Registration Statement is declared effective by the SEC, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in the Registration Statement upon request by any such Investor) written confirmation that the Registration Statement has been declared effective by the SEC.

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(xv)       Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 4.7(c)(xv)), at any time after the date on which the Registration Statement is declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries, the disclosure of which at the time is not, in the good faith opinion of the board of directors or any named executive officer of the Company, in the best interest of the Company or otherwise required by law or under this Agreement (a “Grace Period”), provided that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed twenty (20) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of forty-five (45) days, (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the forty-five (45) Trading Day period immediately following the effective date of the Registration Statement (provided that such forty-five (45) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which the Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Company delivers to the Investors the notice referred to in clause (i) above and shall end on and include the later of the date the Company delivers to the Investors the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 4.7(c)(vi) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 4.7(c)(vi) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained in this Section 4.7(c)(xv), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the Registration Statement to the extent applicable, prior to such Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(d)          Obligations of the Investors. Each Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from the Registration Statement.

(e)          Expenses of Registration. All expenses incurred in connection with the Registration Statement, excluding underwriters’ discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, stock exchange fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and the fees and disbursements of counsel for the Company shall be paid by the Company.

4.8           Additional Issuances of Securities.

(a)          Solely for purposes of this Section 4.8, the following definitions shall apply:

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(i)          “Convertible Securities” means any stock or securities (other than New Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(ii)         “Common Stock Equivalents” means, collectively, New Options and Convertible Securities.

(iii)        “Eligible Buyer” means an Investor who purchased $750,000 or more of Common Shares on the Closing Date.

(iv)        “New Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(v)         “Subsequent Placement” means the Company’s direct or indirect offer, sale, grant of any option to purchase, or other disposition, in each case for cash consideration, of any of Common Stock or Common Stock Equivalents or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents; provided, however, that a Subsequent Placement shall not include any direct or indirect (i) grant or other issuance of Common Stock or Common Stock Equivalents to employees, officers, directors, strategic partners, suppliers or any other vendors or agents of the Company or its Subsidiaries under arrangements approved by the Company’s Board of Directors; (ii) issuance of any Common Stock or Common Stock Equivalents in connection with (x) the closing of any acquisition or license by the Company of assets of a third party or (y) the consummation of a merger or consolidation of the Company with or into another entity; or (iii) the issuance of Common Stock upon the exercise, exchange or conversion of Common Stock Equivalents.

(b)          From the Closing Date until the second anniversary of the Closing Date the Company will not, directly or indirectly, effect any Subsequent Placement unless it shall have first complied with this Section 4.8.

(c)          The Company shall deliver to each Eligible Buyer a written notice (each, an “Offer Notice”) of any proposed or intended issuance or sale (each, an “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued or sold, and the number or amount of the Offered Securities to be issued or sold and (iii) offer to issue and sell to such Eligible Buyers at least 30% of the Offered Securities in such Subsequent Placement, allocated among such Eligible Buyers (a) based on the Eligible Buyers’ respective pro rata portions of the total dollar amount of Common Shares purchased by such Eligible Buyers on the Closing Date (the “Basic Amount”), and (b) with respect to each Eligible Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Eligible Buyers as such Eligible Buyer shall indicate it will purchase or acquire should the other Eligible Buyers subscribe for less than their respective Basic Amounts (the “Undersubscription Amount”).

(d)          To accept an Offer, in whole or in part, an Eligible Buyer must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Eligible Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Eligible Buyer’s Basic Amount that such Eligible Buyer elects to purchase and, if such Eligible Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Eligible Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Eligible Buyers are less than the total of all of the Basic Amounts, then each Eligible Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Eligible Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Eligible Buyer bears to the total Basic Amounts of all Eligible Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

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(e)          The Company shall have thirty (30) Business Days from the expiration of the Offer Period above to offer, issue or sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been delivered by the Eligible Buyers (the “Refused Securities”), but only upon terms and conditions (including, without limitation, security prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

(f)          In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in this Section 4.8), then each Eligible Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall not be less than the number or amount of the Offered Securities that such Eligible Buyer elected to purchase pursuant to its Notice of Acceptance multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue or sell (including Offered Securities to be issued or sold to Eligible Buyers pursuant to Section 4.8(d) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Eligible Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue or sell more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Eligible Buyers in accordance with this Section 4.8.

(g)          Upon the closing of the issuance or sale of all or less than all of the Refused Securities, the Eligible Buyers shall acquire from the Company, and the Company shall issue to the Eligible Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.8(f) if the Eligible Buyers have so elected, upon the terms and subject to the conditions specified in the Offer. Any Offered Securities not acquired by the Eligible Buyers or other persons upon consummation of the applicable Offer may not be issued or sold until they are again offered to the Eligible Buyers under the procedures specified in this this Section 4.8.

(h)          In exchange for the Company’s willingness to agree to the procedures set forth in this Section 4.8, each Eligible Buyer hereby irrevocably agrees that it will hold in strict confidence any and all Offer Notices, the information contained therein, and the fact that the Company is contemplating a Subsequent Placement, unless and until it notifies the Company in writing that it no longer desires to receive Offer Notices, following which such Eligible Buyer shall (i) no longer be an Eligible Buyer for purposes of this Section 4.8 and (ii) continue to be bound by the confidentiality obligations contained in this Section 4.8(h) with respect to each Offer Notice that it shall have received prior to notifying the Company of its desire to no longer receive Offer Notices.

Article V
CONDITIONS

5.1           Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Common Shares at the Closing is subject to the satisfaction, unless waived in writing by such Investor, at or before the Closing, of each of the following conditions:

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(a)          Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date).

(b)          Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)          Approvals. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(d)          No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market at any time since the date of execution of this Agreement and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity which, in each case, makes it impracticable to purchase the Common Shares at the Closing.

(e)          Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have or reasonably be expected to result in, a Material Adverse Effect.

(f)          Transaction Documents. The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Investors.

(g)          No Injunction. No Proceeding shall have been filed and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction that prohibits or seeks to prohibit or otherwise challenges the consummation of any of the transactions contemplated by the Transaction Documents.

(h)          Adverse Changes. Since the execution of this Agreement, no event or series of events shall have occurred that has had a Material Adverse Effect.

(i)          Minimum Purchase. Investors purchasing Common Shares having an aggregate purchase price of not less than $5,000,000 shall have executed each of the Transaction Documents to which they are a party and delivered the same to the Company as required by this Agreement.

(j)          VWAP of Common Stock. The VWAP of the Common Stock on the applicable Trading Market for the twenty (20) Trading Day period ending on the Trading Day immediately prior to the Closing Date shall be not less than $1.25.

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(k)          Legal Opinion. Company Counsel shall have delivered to the Investors a legal opinion of Company Counsel, addressed to the Investors, in form and substance reasonable satisfactory to the Investors.

(l)          Officer’s Certificate. The Company shall have delivered to the Investors a certificate executed by a duly authorized officer of the Company certifying the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b).

(m)          Secretary’s Certificate. The Company shall have delivered to the Investors a certificate executed by the secretary of the Company, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated hereby, (ii) the articles of incorporation of the Company, as in effect on the Closing Date, (iii) the bylaws of the Company, as in effect on the Closing Date, (iv) the good standing of the Company and each U.S. Subsidiary in the jurisdiction of its incorporation, in each case as of a date not more than five (5) days prior to the Closing Date, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents.

5.2           Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Common Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date).

(b)          Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

(c)          Approvals. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(d)          Deliverables. The Investors shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company. The Investors shall have delivered to the Company those items required by Section 2.2(b).

(e)          No Injunction. No Proceeding shall have been filed and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction that prohibits or seeks to prohibit or otherwise challenges the consummation of any of the transactions contemplated by the Transaction Documents.

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Article VI
INDEMNIFICATION

6.1           Indemnification.

(a)          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and each of its directors, officers, shareholders, members, partners, employees, agents, advisors and representatives and each Person, if any, who controls such Investor within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened in writing (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any breach of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6.1(c), the Company shall reimburse the Indemnified Persons for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of, or inclusion in, the Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to a particular Investor to the extent such Claim is based on a failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus or corrected prospectus was made available by the Company; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors.

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(b)                In connection with the Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.1(a), the Company, each of its directors, officers, shareholders, members, partners, employees, agents, advisors and representatives and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives of such controlling Persons (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of, or inclusion in, the Registration Statement or any such amendment thereof or supplement thereto; and, subject to Section 6.1(c) and the below provisos in this Section 6.1(b), such Investor will reimburse an Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6.1(b) and the agreement with respect to contribution contained in Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed, provided, further, that such Investor shall be liable under this Section 6.1(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the applicable sale of Registrable Securities pursuant to the Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Investors.

(c)                Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6.1 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6.1, deliver to the applicable indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be). The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6.1, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

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(d)                No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e)                the indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law.

6.2               Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6.1 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6.1; (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to the Registration Statement. Notwithstanding the provisions of this Section 6.2, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6.1(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

Article VII
MISCELLANEOUS

7.1               Termination. This Agreement may be terminated by the Company or Investors having the right to acquire a majority of the Common Shares hereunder, by written notice to the other parties, if the Closing has not been consummated by May 20, 2014; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2               Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Common Shares.

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7.3               Entire Agreement; Further Assurances. The Transaction Documents, together with the Exhibits, Annexes and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Investors will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4               Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.4 prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.4 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5               Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors holding or having the right to acquire a majority of the Common Shares at the time of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.6               Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors; provided, however this Agreement shall be assigned to any corporation or association into which the Company may be merged or converted or with which it may be consolidated, or any corporation, association or other similar entity resulting from any merger, conversion or consolidation to which the Company shall be a party without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties to this Agreement except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Common Shares, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

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7.8               No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.9               Governing Law; Venue; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10            Survival. Unless this Agreement is terminated under Section 7.1, the representations and warranties, agreements and covenants contained herein shall survive indefinitely.

7.11            Execution. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12            Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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7.13            Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

7.14            Representations. Each Investor agrees that, except for the representations and warranties contained in Section , the Company makes no other representations or warranties, and the Company hereby disclaims any other representations or warranties made by itself or any of its directors, officers employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives (collectively, “Representatives”), with respect to the execution and delivery of this Agreement and the other Transaction Documents, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company in this Agreement, each of the Investors agrees that neither the Company nor any of its subsidiaries makes or has made any representation or warranty with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its subsidiaries or the future business, operations or affairs of the Company or any of its subsidiaries heretofore or hereafter delivered to or made available to it, or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it with respect to the Company or any of its subsidiaries or the business, operations or affairs of the Company or any of its subsidiaries, except to the extent and as expressly covered by a representation and warranty made in this Agreement.

7.15            Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed or caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GlassesOff Inc.

By:	/s/ Nimrod Madar
Name:	Nimrod Madar
Title:	President & CEO

Address for Notice:
5 Jabotinski St. POB 12
Ramat Gan, Israel 5252006

Facsimile No.:
Telephone No.:
Attn:

With a copy to:

Greenberg Traurig, P.A.
333 S.E. 2nd Avenue
Suite 4400
Miami, FL 33131

Facsimile No.: 305.961.5756
Telephone No.: 305.579.0756
Attn: Robert L. Grossman

COMPANY SIGNATURE PAGE

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Cowen Overseas Investment LP

By:	/s/Peter Cohen
Name:	Peter Cohen
Title:	Chairman & CEO

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Sasson Darwish

By:	/s/ Sasson Darwish
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Donald G. Drapkin

By:	/s/ Donald G. Drapkin
Name:	Donald G. Drapkin
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Elevator Ventures Holding Ltd.

By:	/s/ Ori Glezel
Name:	Ori Glezel
Title:	Director

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Michael Hobi

By:	/s/ Michael Hobi
Name:	Michael Hobi
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

J&B Whitman, Ltd.

By:	/s/ Jeffrey Whitman
Name:	Jeffrey Whitman
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Levy Ehud

By:	/s/ Levy Ehud
Name:	Levy Ehud
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Shai Novik

By:	/s/ Shai Novik
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Ramius Co-Investment III LLC

By:	/s/ Owen Littman
Name:	Owen Littman
Title:	Authorized Signatory

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Sanitas Trust

By:	/s/ David Kretzmer
Name:	David Kretzmer
Title:	Trustee

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Shayke Avizarim Ltd.

By:	/s/ Eyal Karmir
Name:	Eyal Karmir
Title:	CEO

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

Investor Signature Page

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of May 16, 2014 (the “Purchase Agreement”), by and among GlassesOff Inc., a Nevada corporation, and the Investors (as defined therein), as to the number of shares of Common Stock set forth across from such Investor’s name on the Schedule of Investors, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Thomas F. Whayne

By:	/s/ Thomas F. Whayne
Name:	Thomas F. Whayne
Title:	Investor

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No. :
Other Special Instructions:

Exhibits:

A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Company Transfer Agent Instructions

ANNEX a

SCHEDULE OF INVESTORS

Name of Investor	Number of Shares Purchased	Aggregate Purchase Price
Cowen Overseas Investment LP	800,000	$1,000,000
Sasson Darwish	160,000	$200,000
Donald G. Drapkin	160,000	$200,000
Elevator Ventures Holding Ltd.	80,000	$100,000
Michael Hobi	500,000	$625,000
J&B Whitman, Ltd.	80,000	$100,000
Ehud Levy	670,000	$837,500
Shai Novik	335,000	$418,750
Ramius Co-Investment III LLC	760,000	$950,000
Sanitas Trust	335,000	$418,750
Shayke Avizarim Ltd.	40,000	$50,000
Thomas Whayne	80,000	$100,000

TOTAL:	4,000,000	$5,000,000

Exhibit A

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Stock Purchase and Registration Rights Agreement)

A.	Complete the following items in the Stock Purchase and Registration Rights Agreement:

1.	Complete and execute the Investor Signature Page. The Stock Purchase and Registration Rights Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit A-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;

3	Exhibit A-2 - Investor Certificate:

Provide the information requested by the Investor Certificate.

4.	Return, via facsimile or email, the signed Stock Purchase and Registration Rights Agreement, including the properly completed Exhibits A-1 and A-2 to:

Email:               altmand@gtlaw.com

Facsimile:         305.961.5589

Telephone:       305.579.0589

Attn:                 Drew M. Altman, Esq.

5.	After completing instruction number four (4) above, deliver the original signed Stock Purchase and Registration Rights Agreement, including the properly completed Exhibits A-1 and A-2 to:

Greenberg Traurig, P.A.
 333 S.E. 2nd Avenue
 Suite 4400
 Miami, Florida 33131
 Attn: Drew M. Altman, Esq.

B.	Instructions regarding the wire transfer of funds for the purchase of the Common Shares will be sent by facsimile or email to the Investor by the Company at a later date.

A-1-1

Exhibit A-1

GLASSESOFF Inc.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Common Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Common Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

A-1-2

Exhibit A-2

GLASSESOFF Inc.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)           The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Stock Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)          Indicate the form of entity of the undersigned:

____ Limited Partnership

____ General Partnership

____ Limited Liability Company

____ Corporation

____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

____ Other form of organization (indicate form of organization (                                                                                                   ).

(c)           Indicate the approximate date the undersigned entity was formed:                              .

(d)           In order for the Company to offer and sell the Common Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

A-2-1

___	1.	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3.	An insurance company as defined in Section 2(13) of the Securities Act;

___	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9.	Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

___	10.	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

___	11.	A “qualified institutional buyer” as defined by Rule 144A under the Securities Act;

A-2-2

___	12.

An entity in which all of the equity owners qualify under any of the above subparagraphs (or each such equity owner is a natural person who either (i) has an individual net worth, or joint net worth with such person’s spouse, in excess of $1,000,000 (exclusive of such person’s primary residence) or (ii) had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year). If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and, with respect to each equity owner that is not a natural person, the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:_______________________________, 2014

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

A-2-3

Exhibit B

COMPANY TRANSFER AGENT INSTRUCTIONS

[COMPANY TRANSFER AGENT]

[ADDRESS]

Attention: [_________], Account Representative

Ladies and Gentlemen:

Reference is made to that certain Stock Purchase Agreement, dated as of [____________], 2014 (the “Agreement”), by and among GlassesOff Inc., a Nevada corporation (the “Company”), and the investors named on the Schedule of Investors attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”).

In connection with the consummation of the transactions contemplated by the Agreement, this letter shall serve as our irrevocable authorization and direction to you to issue an aggregate of _______ shares of Common Stock in the names and denominations set forth on Exhibit I attached hereto. The certificates should bear the legend set forth on Exhibit II attached hereto and “stop transfer” instructions should be placed against their subsequent transfer. Kindly deliver the certificates to the respective delivery addresses set forth on Exhibit I via hand delivery or overnight courier. We confirm that these shares will be validly issued, fully paid and non-assessable upon issuance.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact our counsel, Greenberg Traurig, P.A., attention Robert L. Grossman, Esq., at (305) 579-0756.

Very truly yours,

GLASSESOFF INC.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this ___ day of [_________], 2014

VSTOCK TRANSFER, LLC

By:
Name:
Title:

Enclosures

Exhibit I

Name and Address of Stockholder	Number of Shares Purchased

TOTAL:

EXHIBIT II

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

ANNEX B

“SELLING STOCKHOLDERS” / “PLAN OF DISTRIBUTION”

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the shares and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares covered hereby on the OTCBB or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated.

In connection with the sale of the shares or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume.  The Selling Stockholders may also sell shares short and deliver these shares to close out their short positions, or loan or pledge the shares to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

B-1

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The Selling Stockholders may be deemed to be statutory underwriters under the Securities Act. In addition, any broker-dealers who act in connection with the sale of the shares hereunder may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by them and profit on any resale of the shares as principal may be deemed to be underwriting discounts and commissions under the Securities Act. Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they may be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.

The selling stockholders have acknowledged that they understand their obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M.

We agreed to keep this prospectus effective with respect to shares of common stock offered by a Selling Stockholder hereunder until the earlier of such Selling Stockholder’s sale of such shares pursuant to this prospectus or until such shares may be sold without restrictions or other limitations pursuant to Rule 144 (or any successor provision) under the Securities Act (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1).

We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

There can be no assurance that the Selling Stockholders will sell any or all of the shares of common stock registered pursuant to the registration statement of which this prospectus forms a part.

We are not aware of any plans, arrangements or understandings between the Selling Stockholders and any underwriter, broker-dealer or agent regarding the sale of shares of common stock by the selling stockholders.

We will pay all expenses incident to the filing of this registration statement, estimated to be $[●]. These expenses include accounting and legal fees in connection with the preparation of the registration statement of which this prospectus forms a part, legal and other fees in connection with the qualification of the sale of the shares under the laws of certain states (if any), registration and filing fees and other expenses.

B-2